                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                        Date of Report: November 16, 2000
                        (Date of earliest event reported)


                      ONYX ACCEPTANCE FINANCIAL CORPORATION
             (Exact name of Registrant as specified in its charter)


            Delaware                  333-92245               33-0639768
   (State of Incorporation)      (Commission File No.)     (I.R.S. Employer
                                                          Identification No.)


     27051 Towne Centre Drive, Suite 200
         Foothill Ranch, California                              92610
   (Address of Principal executive offices)                   (Zip Code)


       Registrant's Telephone Number, Including Area Code: (949) 465-3500

Item 5.  Other Events.

         Reference is hereby made to the Registrant's Registration Statement on Form S-3 (File No. 333-92245) filed with the Securities and Exchange Commission (the "Commission") on December 7, 1999, Amendment No. 1 thereto filed with the Commission on January 18, 2000 and Amendment No. 2 thereto filed with the Commission on February 10, 2000 (as amended, the "Registration Statement"), pursuant to which the Registrant registered $2,000,000,000 aggregate principal amount of its auto loan backed notes and auto loan backed certificates, issuable in various series, for sale in accordance with the provisions of the Securities Act of 1933, as amended (the "Act"). Reference is also hereby made to the Prospectus dated February 23, 2000 and the related Prospectus Supplement dated November 1, 2000, as filed with the Commission pursuant to Rule 424(b)(5), with respect to the Registrant's Auto Loan Backed Notes Series 2000-D, consisting of Class A-1 Auto Loan Backed Notes, Class A-2 Auto Loan Backed Notes, Class A-3 Auto Loan Backed Notes and Class A-4 Auto Loan Backed Notes (the "Notes"or the "Offered Notes").

         The Offered Notes were sold to Credit Suisse First Boston Corporation ("CS First Boston"), Chase Securities Inc. ("Chase Securities"), Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and Salomon Smith Barney Inc. ("Salomon" and, together with CS First Boston, Chase Securities and Merrill Lynch, the "Underwriters") pursuant to the terms of the Underwriting Agreement dated as of November 1, 2000 (the "Underwriting Agreement") between the Registrant and CS First Boston, as representative of itself, Chase Securities, Merrill Lynch and Salomon. A copy of the Underwriting Agreement is filed herewith as Exhibit 1.5.

         The Notes were issued pursuant to an Indenture dated as of November 1, 2000 (the "Indenture") among Onyx Acceptance Owner Trust 2000-D (the "Trust") and The Chase Manhattan Bank, as Indenture Trustee. A copy of the Indenture is filed herewith as Exhibit 4.12.

         The Notes are secured by the assets of the Trust pursuant to the Indenture. The assets of the Trust include primarily a pool of fixed rate motor vehicle retail installment sales contracts (the "Contracts") secured by new and used automobiles, light-duty trucks and vans (the "Financed Vehicles"), funds deposited in a segregated trust account to acquire additional Contracts, certain monies due under the Contracts and certain monies received with respect to the Contracts on or after the related Cut-Off Date, as defined in the Indenture, security interests in the Financed Vehicles and certain other property.

         Residual Interest Instruments that represent undivided ownership interests in the Trust were issued pursuant to the Trust Agreement dated as of November 1, 2000 (the "Trust Agreement") among the Registrant, as Depositor, Bankers Trust (Delaware), as Owner Trustee, and The Chase Manhattan Bank, as Trust Agent. A copy of the Trust Agreement is filed herewith as Exhibit 4.13.

         The Contracts were sold or will be sold by the Registrant to the Trust pursuant to the Sale and Servicing Agreement dated as of November 1, 2000 (the "Sale and Servicing Agreement") among the Trust, the Registrant, as Seller, Onyx, as Servicer and Custodian, and The Chase Manhattan Bank, as Indenture Trustee and Trust Agent. A copy of the Sale and Servicing Agreement is filed herewith as Exhibit 10.4. The Trust acquired certain Contracts (the "Initial Contracts") with a total principal balance of $275,094,243.81 (the "Initial Cut-Off Pool Balance") as of the close of business on October 31, 2000 (the "Initial Cut-Off Date"). The Trust also acquired certain additional

Contracts (the "Subsequent Contracts") originated or purchased after the Initial Cut-Off Date but on or before November 13, 2000 (the "Subsequent Cut-Off Date") with a total principal balance of $49,564,336.11 (the "Subsequent Cut-Off Pool Balance"). Additionally, the Seller deposited $75,341,420.08 in a segregated trust account (the "Prefunding Account") to be used by the Trust to acquire additional Contracts (the "Prefunding Contracts") during the period after the Subsequent Cut-Off Date until the earliest to occur of (i) the date on which the balance remaining in the Prefunding Account is less than $2,500, (ii) the date on which a Servicer Default or Indenture Event of Default (each as defined in the Sale and Servicing Agreement) occurs or (iii) the close of business on February 13, 2001.

         Set forth below is certain data concerning the Initial Contracts as of the Initial Cut-Off Date.


                      COMPOSITION OF THE INITIAL CONTRACTS


     Aggregate principal balance..........................$275,094,243.81
     Number of Contracts...........................................21,309
     Average principal balance outstanding.....................$12,909.77
     Average original amount financed..........................$13,031.97
     Original amount financed (range)...............$802.78 To $72,334.00
     Weighted average APR......................................... 14.18%
     APR (range)..........................................4.90% To 25.00%
     Weighted average original term............................57.52 Mos.
     Original term (range)...................................6 To 72 mos.
     Weighted average remaining term................................56.80
     Remaining term (range)..................................6 To 72 mos.



                  DISTRIBUTION BY APRS OF THE INITIAL CONTRACTS


                                 NUMBER OF        % OF                                 % OF INITIAL
                                  INITIAL       INITIAL           PRINCIPAL               CUT-OFF
    APR RANGE                    CONTRACTS     CONTRACTS           BALANCE             POOL BALANCE
    ---------                    ---------     ---------       ---------------         ------------
 0.000% to 7.000%.............         13         0.06              245,661.12             0.09
7.0001% to 8.000%.............        833         3.91           15,407,402.64             5.60
 8.001% to 9.000%.............      1,497         7.03           26,780,765.94             9.74
 9.001% to 10.000%............      1,394         6.54           22,985,701.51             8.36
10.001% to 11.000%............      1,163         5.46           17,706,427.25             6.44
11.001% to 12.000%............      1,087         5.10           15,048,327.08             5.47
12.001% to 13.000%............      1,242         5.83           16,524,006.70             6.01
13.001% to 14.000%............      1,348         6.33           17,434,893.33             6.34
14.001% to 15.000%............      1,810         8.49           23,041,204.22             8.38
15.001% to 16.000%............      2,053         9.63           25,687,577.87             9.34
16.001% to 17.000%............      2,212        10.38           26,707,590.12             9.71
17.001% to 18.000%............      2,198        10.31           24,588,153.67             8.94
18.001% to 19.000%............      1,352         6.34           14,116,009.93             5.13
19.001% to 20.000%............      1,129         5.30           11,328,735.21             4.12
20.001% to 21.000%............      1,114         5.23           10,804,086.12             3.93
Over 21.001% .................        864         4.05            6,687,701.10             2.43
                                   ------       ------         ---------------           ------
          Totals..............     21,309       100.00%*       $275,094,243.81           100.00%*


----------------

* Percentages may not add to 100% because of rounding.

                GEOGRAPHIC CONCENTRATION OF THE INITIAL CONTRACTS

                         NUMBER OF       % OF                          % OF INITIAL
                          INITIAL      INITIAL         PRINCIPAL          CUT-OFF
                         CONTRACTS    CONTRACTS         BALANCE        POOL BALANCE
                         ---------    ---------     ---------------    ------------
Alabama..............        277          1.30      $  3,630,808.66         1.32
Arizona..............        775          3.64         9,274,610.37         3.37
California...........      5,089         23.88        69,883,285.05        25.40
Colorado.............        308          1.45         3,415,495.32         1.24
Connecticut..........         22          0.10           240,399.45         0.09
Delaware.............        254          1.19         3,127,391.78         1.14
Florida..............      1,841          8.64        22,422,642.14         8.15
Georgia..............      1,051          4.93        14,267,037.42         5.19
Idaho................        227          1.07         2,568,071.85         0.93
Illinois.............      1,232          5.78        16,129,546.35         5.86
Indiana..............        588          2.76         7,159,124.37         2.60
Iowa.................        132          0.62         1,584,625.01         0.58
Kansas...............         59          0.28           666,526.11         0.24
Kentucky.............        240          1.13         2,839,007.64         1.03
Maryland.............        546          2.56         7,699,485.50         2.80
Michigan.............      1,286          6.04        16,935,925.69         6.16
Minnesota............        159          0.75         2,005,525.87         0.73
Mississippi..........         17          0.08           251,756.03         0.09
Missouri.............        454          2.13         5,656,772.00         2.06
Montana..............         20          0.09           328,561.55         0.12
Nebraska.............         12          0.06           158,319.02         0.06
Nevada...............        541          2.54         6,682,307.56         2.43
New Jersey...........      1,338          6.28        15,822,024.84         5.75
North Carolina.......        771          3.62        10,920,780.02         3.97
Oklahoma.............        225          1.06         2,876,149.44         1.05
Oregon...............        377          1.77         4,515,939.64         1.64
Pennsylvania.........        647          3.04         7,536,767.58         2.74
Rhode Island ........         62          0.29           729,467.19         0.27
South Carolina.......        330          1.55         4,093,291.05         1.49
Tennessee............        194          0.91         2,215,189.81         0.81
Texas................        760          3.57         9,859,067.18         3.58
Utah.................        119          0.56         1,599,222.07         0.58
Virginia.............        872          4.09        11,962,556.11         4.35
Washington...........        475          2.23         5,928,367.46         2.16
West Virginia .......          9          0.04           108,196.68         0.04
                          ------        ------      ---------------       ------
          Totals.....     21,309        100.00%     $275,094,243.81       100.00%*

----------------
* PERCENTAGES MAY NOT ADD TO 100% BECAUSE OF ROUNDING.

         Set forth below is certain data concerning the Subsequent Contracts as of the Subsequent Cut-off Date:


                     COMPOSITION OF THE SUBSEQUENT CONTRACTS

     Aggregate principal balance............................$49,564,336.11
     Number of contracts.............................................3,511
     Average principal balance outstanding......................$14,116.87
     Average original amount financed...........................$14,116.87
     Original amount financed (range)..............$1,475.35 To $54,382.97
     Weighted average APR...........................................12.87%
     APR (range)...........................................7.25% To 25.00%
     Weighted average original term.............................58.10 Mos.
     Original term (range).................................. 12 To 72 mos.
     Weighted average remaining term............................58.06 Mos.
     Remaining term (range) .................................12 To 72 mos.


                DISTRIBUTION BY APRS OF THE SUBSEQUENT CONTRACTS

                                 NUMBER OF          % OF                             % OF FINAL
                                 SUBSEQUENT     SUBSEQUENT        PRINCIPAL            CUT-OFF
    APR RANGE                    CONTRACTS       CONTRACTS         BALANCE          POOL BALANCE
    ---------                    ---------      ----------      --------------      ------------
 0.000% to 7.000%..............       0             0.00        $         0.00          0.00
 7.001% to 8.000%..............     256             7.29          4,895,795.97          9.88
 8.001% to 9.000%..............     428            12.19          7,828,999.62         15.80
 9.001% to 10.000%.............     328             9.34          5,726,952.24         11.55
10.001% to 11.000%.............     240             6.84          3,860,239.13          7.79
11.001% to 12.000%.............     194             5.53          2,944,204.65          5.94
12.001% to 13.000%.............     210             5.98          2,921,727.22          5.89
13.001% to 14.000%.............     224             6.38          2,881,003.47          5.81
14.001% to 15.000%.............     258             7.35          3,218,756.40          6.49
15.001% to 16.000%.............     265             7.55          3,519,237.10          7.10
16.001% to 17.000%.............     289             8.23          3,426,666.85          6.91
17.001% to 18.000%.............     271             7.72          3,059,189.27          6.17
18.001% to 19.000%.............     164             4.67          1,778,525.52          3.59
19.001% to 20.000%.............     124             3.53          1,203,228.65          2.43
20.001% to 21.000%.............     144             4.10          1,386,359.64          2.80
Over 21.000%...................     116             3.30            913,450.38          1.84
                                  -----           ------        --------------        ------
          Totals...............   3,511           100.00%*      $49,564,336.11        100.00%*

----------------
* Percentages may not add to 100% because of rounding.

              GEOGRAPHIC CONCENTRATION OF THE SUBSEQUENT CONTRACTS


                         NUMBER OF        % OF                             % OF FINAL
                        SUBSEQUENT     SUBSEQUENT        PRINCIPAL           CUT-OFF
                         CONTRACTS     CONTRACTS          BALANCE         POOL BALANCE
                        ----------     ---------      --------------      ------------
Alabama...............       65            1.85           937,691.38            1.89
Arizona...............      124            3.53         1,667,353.66            3.36
California............      859           24.47        13,275,858.73           26.79
Colorado..............       66            1.88           883,709.71            1.78
Delaware..............       40            1.14           456,372.47            0.92
Florida...............      244            6.95         3,395,813.09            6.85
Georgia...............      188            5.35         2,729,487.31            5.51
Idaho.................       35            1.00           481,828.47            0.97
Illinois..............      237            6.75         3,132,175.56            6.32
Indiana...............       79            2.25           992,489.02            2.00
Iowa..................       29            0.83           423,297.07            0.85
Kansas ...............       11            0.31           152,601.10            0.31
Kentucky..............       52            1.48           808,731.94            1.63
Maryland..............       83            2.36         1,249,858.92            2.52
Michigan..............      228            6.49         3,318,279.87            6.69
Minnesota.............       29            0.83           359,763.05            0.73
Mississippi...........        2            0.06            30,026.38            0.06
Missouri..............       46            1.31           643,906.25            1.30
Montana...............        5            0.14            64,199.95            0.13
Nebraska..............        3            0.09            39,202.00            0.08
Nevada................       78            2.22         1,036,409.10            2.09
New Jersey............      209            5.95         2,595,794.89            5.24
North Carolina........       96            2.73         1,258,629.88            2.54
Oklahoma..............       39            1.11           513,643.61            1.04
Oregon................       68            1.94           970,939.55            1.96
Pennsylvania..........      103            2.93         1,344,761.56            2.71
Rhode Island .........       26            0.74           337,305.02            0.68
South Carolina........       55            1.57           658,720.71            1.33
Tennessee.............       23            0.66           310,806.24            0.63
Texas.................      157            4.47         2,059,504.76            4.16
Utah..................       19            0.54           285,914.44            0.58
Virginia..............      126            3.59         1,825,073.76            3.68
Washington............       85            2.42         1,300,140.06            2.62
West Virginia ........        2            0.06            24,046.60            0.05
                          -----          ------       --------------          ------
          Totals......    3,511          100.00%      $49,564,336.11          100.00%*

----------------
* Percentages may not add to 100% because of rounding.

Item 7.  Financial Statements and Exhibits.

         (c)      Exhibits

                  Exhibit No.       Description
                  -----------       -----------
                     1.5         Underwriting Agreement dated as of November 1, 2000 by and among the Registrant and CS First Boston, as representative of the
                                 Underwriters

                     4.12        Indenture dated as of November 1, 2000 between Onyx Acceptance
                                 Owner Trust 2000-D and The Chase Manhattan Bank, as Indenture
                                 Trustee

                     4.13        Trust Agreement dated as of November 1, 2000 among the
                                 Registrant, as Depositor, Bankers Trust (Delaware), as Owner
                                 Trustee, and The Chase Manhattan Bank, as Trust Agent

                     10.4        Sale and Servicing Agreement dated as of November 1, 2000 among the Registrant, as Seller, Onyx Acceptance Corporation, as Servicer
                                 and Custodian, and The Chase Manhattan Bank, as Indenture Trustee
                                 and Trust Agent

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        ONYX ACCEPTANCE FINANCIAL
                                         CORPORATION



November 22, 2000                       By: /s/ MICHAEL A. KRAHELSKI
                                            ------------------------------------
                                            Michael A. Krahelski,
                                            Senior Vice President

                                 EXHIBIT INDEX

Exhibit No.                        Description
-----------                        -----------
   1.5         Underwriting Agreement dated as of November 1, 2000 by and among the Registrant and CS First Boston, as representative of the
               Underwriters

   4.12        Indenture dated as of November 1, 2000 between Onyx Acceptance
               Owner Trust 2000-D and The Chase Manhattan Bank, as Indenture
               Trustee

   4.13        Trust Agreement dated as of November 1, 2000 among the
               Registrant, as Depositor, Bankers Trust (Delaware), as Owner
               Trustee, and The Chase Manhattan Bank, as Trust Agent

   10.4 Sale and Servicing Agreement dated as of November 1, 2000 among the Registrant, as Seller, Onyx Acceptance Corporation, as Servicer and Custodian, and The Chase Manhattan Bank, as Indenture Trustee and Trust Agent